UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 31, 2007

CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-22915	76-0415919
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1000 Louisiana Street Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

               (a)               Effective December 31, 2007, the Board of Directors of the Company adopted Amended and Restated Bylaws of the Company. The amended provisions provide for, among other things, uncertificated shares of capital stock and the use of electronic transmissions for notices, proxies and voting. The Amended and Restated Bylaws also reflect Amendment No. 1, Amendment No. 2 and Amendment No. 3 to the Company’s bylaws, which were adopted previously.  The foregoing description of the Amended and Restated Bylaws is a summary qualified in its entirety by the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 9.01.                                 Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Carrizo Oil & Gas, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:           /s/ Paul F. Boling
Name:Paul F. Boling
Title:Vice President and Chief Financial Officer

Date:  January 3, 2008

EXHIBIT INDEX

3.1	Amended and Restated Bylaws of Carrizo Oil & Gas, Inc.